SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2003

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

       Wisconsin

1-11084

39-1630919

(State or other jurisdiction

(Commission file number)

(IRS Employer

      of incorporation)

Identification No.)

N56 W17000 Ridgewood Drive

Menomonee Falls, WI 53051

(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 703-7000

Item 5.  Other Events.    On July 22, 2003, Kohl’s Corporation issued a press release announcing that Wesley McDonald had joined the Company as Executive Vice President, Chief Financial Officer.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

Exhibit No.

Description

99.1

Press Release dated July 22, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOHL’S CORPORATION

Date:  July 23, 2003

/s/ Richard D. Schepp___________________

Richard D. Schepp

Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated July 22, 2003